Segment reporting	12 Months Ended
Dec. 31, 2023
Segment Reporting [Abstract]
Segment reporting	Segment reporting
The Company determines its operating segments according to how the business activities are managed and evaluated by the Company’s chief operating decision maker (“CODM”).
Following a change in the Company’s Chief Executive Officer during the second quarter of 2022 and the finalization of the change in the Company’s organizational and internal financial reporting structure in 2022, management concluded that the Company had two operating segments, which were also its reportable segments: (i) Domestic operations and (ii) International operations. In October 2023, the Company announced the decision to adopt a decentralized operating model, structured to enhance the partnerships between the Company’s regional teams and the Company’s shared service teams. The restructure did not change the Company’s operating segments. These two operating/reportable segments reflect the manner in which the Company’s operations are managed, how the CODM allocates resources and evaluates performance and how the Company’s internal management of financial reporting is structured.
The following tables present certain financial by reportable segment as of and for the years ended December 31, 2023 and 2022. The CODM does not review total assets or net income (loss) by operating/reportable segment; therefore, such information is not presented.

	Domestic	International	Total
December 31, 2023:
Revenues, net	$1,285,625	$61,007	$1,346,632
Gross profit	591,908	22,541	614,449
Long-lived assets	2,349,338	328,636	2,677,974

	Domestic	International	Total
December 31, 2022:
Revenues, net	$1,240,986	$34,434	$1,275,420
Gross profit	615,360	11,059	626,419
Long-lived assets	2,431,662	330,472	2,762,134